UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  July 30, 2003

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other          (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:               (530) 898-0300


Item 5:  Other Events

     The Board of Directors of TriCo Bancshares (the "Company"), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.20 (twenty cents) per share at its meeting held on July 29, 2003. The dividend is payable on September 30, 2003 to holders of record at the close of business on September 9, 2003 as indicated in the Company's press release dated July 30, 2003, a copy of which is attached as Exhibit 99.1.
     Effective July 31, 2003, the Company completed an offering of 20,000 shares of cumulative trust preferred securities for cash in an aggregate amount of $20,000,000. Also effective July 31, 2003, the Company announced the termination of its stock repurchase plan dated October 19, 2001, and adopted a new stock repurchase plan for the repurchase of up to 250,000 shares of the Company's common stock from time to time as market conditions allow. The issuance of trust preferred securities and the new stock repurchase plan are described in greater detail in the Company's press release dated July 31, 2003, a copy of which is attached as Exhibit 99.2.
     On August 1, 2003, the Company reported that its nonperforming assets, net of government agency guarantees, decreased $15,127,000 (68%) to $6,963,000 at July 31, 2003 compared to $22,090,000 at June 30, 2003, primarily due to the collection of two nonperforming real estate loans. The collection is described in the Company's press release dated August 1, 2003, a copy of which is attached as Exhibit 99.3.


Item 7(c): Exhibits

          99.1 Press release dated July 30, 2003
          99.2 Press release dated July 31, 2003
          99.3 Press release dated August 1, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TRICO BANCSHARES

Date:  August 4, 2003         By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Vice President and
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------

   99.1                    Press release dated July 30, 2003
   99.2                    Press release dated July 31, 2003
   99.3                    Press release dated August 1, 2003

Exhibit 99.1


                    TRICO BANCSHARES QUARTERLY CASH DIVIDEND



PRESS RELEASE                                    Contact:  Thomas J. Reddish
                                                           Vice President & CFO
FOR IMMEDIATE RELEASE                                      (530) 898-0300

     Chico, CA - July 30, 2003. The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.20 (twenty cents) per share at its meeting held on July 29, 2003. The dividend is payable on September 30, 2003 to holders of record at the close of business on September 9, 2003.
     Tri Counties Bank headquartered in Chico, California, has a 28 year history in the banking industry. As of June 30, 2003, Tri Counties Bank has over $1.36 billion in assets, and operates 33 traditional branch locations and 10 in-store branch locations, in 20 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 53 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com

Exhibit 99.2


PRESS RELEASE                                    Contact:  Thomas J. Reddish
                                                           Vice President & CFO
For Immediate Release                                      (530) 898-0300

              TRICO BANCSHARES ANNOUNCES CLOSING OF TRUST PREFERRED
                     OFFERING AND NEW STOCK REPURCHASE PLAN

     Chico, CA - July 31, 2003. TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced that the Company completed effective July 31, 2003 an offering of 20,000 shares of cumulative trust preferred securities for cash in an aggregate amount of $20,000,000. The trust preferred securities are due in 30 years with an interest rate that resets quarterly at three-month LIBOR plus 3.05%, or 4.16% for the first quarterly interest period. The trust preferred securities were issued through an underwriting syndicate to which the Company paid underwriting fees of $7.50 per trust preferred security or an aggregate of $150,000. The net proceeds of $19,850,000 will be used to finance the opening of new branches, improve bank services and technology, repurchase shares of the Company's common stock as described below and increase the Company's capital.
     The trust preferred securities have not been and will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and were sold pursuant to an exemption from registration under the Securities Act of 1933. The trust preferred securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.
     The Company formed a subsidiary business trust, TriCo Capital Trust I, to issue the trust preferred securities. Concurrently with the issuance of the trust preferred securities, the trust issued 619 shares of common stock to the Company for $1,000 per share or an aggregate of $619,000. In addition, the Company issued a Junior Subordinated Debenture to the Trust in the amount of $20,619,000. The terms of the Junior Subordinated Debenture are materially consistent with the terms of the trust preferred securities issued by TriCo Capital Trust I.
     This press release shall not constitute an offer to sell or the solicitation of an offer to buy the trust preferred securities. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.
     Also today, the Company announced the termination of its stock repurchase plan to repurchase 150,000 shares of common stock originally announced on October 19, 2001. There were 118,800 shares repurchased under the plan and the remaining 31,200 shares had not been repurchased. The Company has adopted a new stock repurchase plan for the repurchase of up to 250,000 shares of the Company's common stock from time to time as market conditions allow. The 250,000 shares authorized for repurchase under this plan represent approximately 3.2% of the Company's approximately 7,852,000 common shares outstanding as of July 31, 2003. This new plan has no stated expiration date for the repurchases.
     TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 28 year history in the banking industry. Tri Counties Bank operates 33 traditional branch locations and 10 in-store branch locations in 20 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 54 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com

Exhibit 99.3


PRESS RELEASE                                    Contact:  Thomas J. Reddish
                                                           Vice President & CFO
For Immediate Release                                      (530) 898-0300


     TRICO BANCSHARES REPORTS SUBSTANTIAL REDUCTION IN NONPERFORMING ASSETS

     Chico, CA - August 1, 2003. TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today reported that its nonperforming assets, net of government agency guarantees, decreased $15,127,000 (68%) to $6,963,000 at July 31, 2003 compared to $22,090,000 at June 30, 2003. The decrease is mainly due to the collection of two nonperforming commercial real estate loans to a single entity collateralized by a single building. The collection was realized on July 31, 2003 via the Company's receipt of net proceeds of $11,474,000 from the sale of the building. The collection resulted in a recovery of $346,000 of the $1,900,000 charged-off on these loans during the quarter ended June 30, 2003. The recovery will be reflected in the Company's results of operations for the quarter ended September 30, 2003.
     In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors. This entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company's business.
     TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 28 year history in the banking industry. Tri Counties Bank operates 33 traditional branch locations and 10 in-store branch locations in 20 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 54 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com